Exhibit 99.1
DOLLAR TREE, INC. TO ACQUIRE FAMILY DOLLAR STORES, INC.
TO CREATE NORTH AMERICA’S LEADING DISCOUNT RETAILER

•	Will Operate More Than 13,000 Stores Across 48 States and Five Canadian Provinces, with Annual Sales Exceeding $18 Billion

•	Will Continue to Operate and Grow Both the Dollar Tree and Family Dollar Brands, Offering Fixed- and Multi-Price Point Formats to Provide Consumers Greater Value, Convenience and Choice

•	Expected to Achieve an Estimated $300 Million in Annual Run Rate Synergies by the End of the Third Year Post-Closing

•	Estimated to be Accretive to Cash EPS within the First Year Post-Closing

•	Strong Combined Financial Profile with Robust Free Cash Flow Generation

CHESAPEAKE, VA and MATTHEWS, NC - July 28, 2014 - Dollar Tree, Inc. (NASDAQ: DLTR), the nation's leading operator of discount variety stores selling everything for $1 or less, and Family Dollar Stores, Inc. (NYSE: FDO), a leading national discount retailer offering name brands and quality, private brand merchandise, today announced that they have entered into a definitive merger agreement under which Dollar Tree will acquire Family Dollar in a cash and stock transaction. The value of the consideration is $74.50 per share, a 22.8% premium over Family Dollar’s closing price as of July 25, 2014.

The transaction, which has been unanimously approved by the Boards of Directors of both companies, is expected to close by early 2015, at which time the Family Dollar shareholders will receive $59.60 in cash and $14.90 equivalent in Dollar Tree shares, subject to the collar described below. At closing, Family Dollar shareholders will own no less than 12.7% and no more than 15.1% of the outstanding common stock of Dollar Tree. Howard R. Levine and Trian Fund Management, L.P. and funds managed by it, which collectively own approximately 16% of the outstanding stock of Family Dollar, have entered into voting agreements in support of the merger.

“This is a transformational opportunity,” stated Bob Sasser, Dollar Tree’s Chief Executive Officer. “With the acquisition of Family Dollar Stores, Dollar Tree will become a leading discount retailer in North America, with over 13,000 stores in 48 states and five Canadian Provinces, sales of over $18 billion, and more than 145,000 associates on our team. We will continue to operate under the Dollar Tree, Deals, and Dollar Tree Canada brands, and when this transaction is complete, we will operate under the Family Dollar brand as well. Throughout our history, we have strived continuously to evolve and improve our business. This acquisition, which enhances our footprint and diversifies our company, will enable us to build on that progression, and importantly, positions Dollar Tree for accelerated growth. By offering both fixed-price and multi-price point formats and an even broader, more compelling merchandise assortment, we will be able to provide even greater value and choice to a wider array of customers.

Dollar Tree has a long record of consistent, profitable growth, strong financial performance, prudent capital management, and outstanding total shareholder returns. The acquisition of Family Dollar is consistent with our vision to be the leader in value retailing.”

Sasser added, “This acquisition will extend our reach to lower-income customers and strengthen and diversify our store footprint. We plan to leverage best practices across both organizations to deliver significant synergies, while we accelerate and augment Family Dollar’s recently introduced strategic initiatives. Combined, our growth potential is enhanced with improved opportunities to increase the productivity of the stores and to open more stores across multiple banners.”

“I have long admired the Family Dollar brand and its key position in the minds of the consumer,” said Sasser. “We are excited about the prospects for the combined company and the many opportunities that it will create for our associates, vendors, business partners, and shareholders. Howard Levine, CEO of Family Dollar, will remain with the company and report directly to me. Upon closing, Howard will become a member of the Dollar Tree Board of Directors. We are excited to welcome the Family Dollar team to Dollar Tree, and we look forward to working together to deliver increased value to the consumer and to our shareholders.”

Howard R. Levine, Chairman and CEO of Family Dollar, commented: “For more than 54 years, Family Dollar has provided value and convenience to customers. Dollar Tree also has a rich history of providing great value to customers, and together, as one company, we can provide more customers with even greater value and convenience. Today’s announcement represents the successful culmination of a comprehensive strategic review process that our Board of Directors, working with its financial and legal advisors, began this past winter. While this assessment of alternatives included consideration of a number of potential partners, we are pleased to conclude this process with the announcement of this compelling transaction with Dollar Tree, which our Board has unanimously determined to be in the best interests of our shareholders. This combination will enable Family Dollar to accelerate efforts to improve the business and will benefit our dedicated Team Members who will now be part of a larger, more diverse organization. I am excited about our future with Dollar Tree, and I look forward to working with the Dollar Tree team to complete the combination as quickly as possible to realize the compelling benefits for all our stakeholders.”

Compelling Strategic Rationale

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Creates a leading discount retailer in North America. The transaction will create a leading discount retailer in North America based on number of store locations, operating more than 13,000 stores in 48 states and five Canadian provinces, with sales exceeding $18 billion and over 145,000 associates.

•
Complementary business model across fixed- and multi-price point. Dollar Tree is the nation’s leading operator of fixed-price point stores, selling everything for $1 or less, and Family Dollar is a leading national operator of multi-price point stores providing value-conscious consumers with a selection of competitively priced merchandise in convenient neighborhood stores. Dollar Tree intends to retain and to grow each of its brands and the Family Dollar brand going forward and will optimize the combined real estate portfolio.

•
Targets broader range of customers and geographies. Dollar Tree targets customers within a broad range of Middle America with stores located primarily in suburban areas and Family Dollar targets low- and lower-middle income households through its urban and rural locations. The transaction will enable Dollar Tree to serve a broader range of customers and deliver even greater value to them.

•
Leverages complementary merchandise expertise. Dollar Tree’s assortment consists of a balance between consumable merchandise and variety/seasonal merchandise. Family Dollar’s assortment consists primarily of consumable merchandise and home products. The complementary assortments will enable the Dollar Tree and Family Dollar brands to expand category offerings and to deliver a broader, more compelling assortment to all customers.

•
Generates significant synergy opportunities. Dollar Tree expects to generate significant efficiencies in sourcing and procurement, SG&A leverage, distribution and logistics efficiency, and through format optimization. Dollar Tree anticipates that the transaction will result in an estimated $300 million of annual run-rate synergies to be fully realized by the end of the third year post-closing.

•
Enhanced financial performance and improved growth prospects. The transaction is estimated to be accretive to cash EPS within the first year post-closing, excluding one-time costs to achieve synergies. Dollar Tree will be better positioned to invest in existing and new markets and channels and to grow its store base across multiple brands. The combined company expects to generate significant free cash flow, enabling it to pay down debt rapidly.

Transaction Details
Under the terms of the transaction, Family Dollar shareholders will receive $74.50 for each share they own, comprised of $59.60 in cash and $14.90 in Dollar Tree stock. The stock portion will be subject to a collar such that Family Dollar shareholders will receive 0.2484 Dollar Tree shares if the average Dollar Tree trading price during a specified period preceding closing is equal to or greater than $59.98 and 0.3036 Dollar Tree shares if this average trading price is less than or equal to $49.08. If the average trading price of Dollar Tree stock during this period is between $49.08 and $59.98, Family Dollar shareholders will receive a number of shares between 0.2484 and 0.3036 equal to $14.90 in value. The transaction values Family Dollar at an enterprise value of approximately $9.2 billion, and it represents an enterprise value to last twelve months May 31, 2014 EBITDA multiple of 11.3x.

Dollar Tree intends to finance the acquisition through a combination of existing cash on hand, bank debt and bonds. Following the transaction, Dollar Tree expects to continue to have a solid balance sheet supported by strong free cash flow of the combined business. In connection with the transaction, Dollar Tree has received a financing commitment from JPMorgan Chase Bank, N.A. with the bank debt syndication and bond offering expected to occur prior to closing.

The transaction is subject to Family Dollar stockholder approval, expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and other customary closing conditions.

J.P. Morgan Securities LLC acted as exclusive financial advisor to the board of directors of Dollar Tree, and J.P. Morgan Chase Bank, N.A. committed to provide bridge financing for the transaction. Wachtell, Lipton, Rosen & Katz and Williams Mullen acted as legal counsel to Dollar Tree in connection with the transaction. Morgan Stanley & Co. LLC acted as exclusive financial advisor to the board of directors of Family Dollar in connection with the transaction. Cleary Gottlieb Steen & Hamilton LLP acted as legal counsel to Family Dollar in connection with the transaction.

Conference Call
A conference call is scheduled today at 8:30 a.m. ET (5:30 a.m. PT). The telephone number for the call is 866-454-4210. A recorded version of the call will be available until midnight, Wednesday, August 27, 2014, and may be accessed by dialing 888-203-1112. The passcode is 7066122. A webcast of the call is accessible through Dollar Tree’s website, www.dollartreeinfo.com/investors/news/events and will remain online until Wednesday, August 27. A slide presentation may be accessed at www.dollartreeinfo.com/investors/news/events and will be available to be downloaded from the website shortly prior to the conference call.

About Dollar Tree, Inc.
Dollar Tree, Inc., a Fortune 500 Company, operated 5,080 stores in 48 states and five Canadian Provinces as of May 3, 2014, with total retail selling square footage of 44.0 million. To learn more about the Company, visit www.DollarTree.com.

About Family Dollar Stores, Inc.
Family Dollar Stores, Inc., a Fortune 500 Company, offers a mix of name brands and quality, private brand merchandise appeals to shoppers in more than 8,200 stores in rural and urban settings across 46 states. For more information, please visit www.FamilyDollar.com.

Investors/Media Contacts:
Dollar Tree Contacts:                    Family Dollar Contacts:
Investors:                            Investors:
Randy Guiler                        Kiley F. Rawlins, CFA
Dollar Tree, Inc.                        Family Dollar Stores, Inc.
rguiler@dollartree.com                    krawlins@familydollar.com
(757) 321-5284                        (704) 708-2858

Media:                            Media:
Debbie Miller / Nathaniel Garnick                Matthew Sherman / Averell Withers
Sard Verbinnen & Co                    Joele Frank, Wilkinson Brimmer Katcher
(212) 687-8080                        (212) 355-4449
Important Information for Investors and Shareholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed merger between Dollar Tree and Family Dollar, Dollar Tree will file with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 that will include a proxy statement of Family Dollar that also constitutes a prospectus of Family Dollar. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to shareholders of Family Dollar. INVESTORS AND SECURITY HOLDERS OF FAMILY DOLLAR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Dollar Tree and Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Dollar Tree will be available free of charge on Dollar Tree’s internet website at www.DollarTree.com under the heading “Investor Relations” and then under the heading “Download Library” or by contacting Dollar Tree’s Investor Relations Department at 757-321-5284. Copies of the documents filed with the SEC by Family Dollar will be available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.
Participants in the Solicitation
Dollar Tree, Family Dollar, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Family Dollar common stock in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Dollar Tree’s and Family Dollar’s directors and executive officers in their respective definitive proxy statements filed with the SEC on May 12, 2014 and December 6, 2013, respectively. You can obtain free copies of these documents from Dollar Tree or Family Dollar using the contact information above.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the financing of the proposed transaction, the benefits, results, effects and timing of the proposed transaction, future financial and operating results, and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions.

Risks and uncertainties related to the proposed merger include, among others: the risk that Family Dollar’s stockholders do not approve the merger; the risk that regulatory approvals required for the merger are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the financing required to fund the transaction is not obtained; the risk that the other conditions to the closing of the merger are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; response by activist shareholders to the merger; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the merger; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Dollar Tree or Family Dollar, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in Dollar Tree’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, Family Dollar’s Annual

Report on Form 10-K for the fiscal year ended August 31, 2013, Dollar Tree’s Quarterly Report on Form 10-Q for the quarter ended May 3, 2014, Family Dollar’s Quarterly Report on Form 10-Q for the quarter ended May 31, 2014, and other reports filed by Dollar Tree and Family Dollar with the SEC, which are available at the SEC’s website http://www.sec.gov.

Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Dollar Tree and Family Dollar, undertake no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected.